SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 7th, 2003

e.Deal.net, Inc.

---------------------

(Exact name of registrant as specified in its charter)

Nevada

         333-52040                             98-0195748

(State or other jurisdiction

(Commission File Number)       (IRS Employer Identification Number)

of incorporation)

1628 West 1st Ave, Suite 216, Vancouver, British Columbia              V6J 1G1

(Address of principal executive offices)

         (Zip Code)

Registrant's telephone number, including area code: (604) 659-5005

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

On February 4th, 2003, the Board of Directors authorized the cancellation of 300,000 restricted common shares issued to EquityAlert.com, Inc. on August 5th, 2002, for marketing and advertising services which were not provided.

Harmel S. Rayat, a Director, Secretary, Treasurer and majority shareholder of the Company is also a Director of EquityAlert.com.

ITEM 6. Resignations of Registrant's Director's

None.

ITEM 7. Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

e.Deal.net, Inc.

/s/ Terri DuMoulin

Terri DuMoulin, President

Date: February 7th, 2003

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Terri DuMoulin, state and attest that:

(1) I am the President of e.Deal.net Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Terri DuMoulin

Date: February 7th, 2003

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harmel S. Rayat, state and attest that:

(1) I am the Treasurer of e.Deal.net, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K for the quarterly period ended, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Harmel S. Rayat

Date: February 7th, 2003